UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 East Houston Street, Suite 1300 San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(317) 633-4100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2010, Steak n Shake Operations, Inc. (“Subsidiary”), a wholly-owned subsidiary of The Steak n Shake Company (the “Company”), entered into a First Amendment to the Credit Agreement between Subsidiary and Fifth Third Bank. The First Amendment eliminates the requirement to maintain a minimum liquidity and eliminates the restriction on dividends from Subsidiary to the Company so long as no event of default by Subsidiary as measured on a cumulative basis at the end of each such fiscal quarter. The First Amendment will be included as an exhibit to the Company’s next periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK N SHAKE COMPANY

By:	/s/ Duane E. Geiger
Duane E. Geiger
Interim Chief Financial Officer, Vice President and Controller

Dated: March 11, 2010